© 2016 Avaya Inc. All rights reserved. 1 Avaya Confidential and Privileged – Prepared at the Direction of Counsel Project ArrowheadUpdate on Contact Center M&A Process [December 2016] DRAFT Subject to NDA

© 2016 Avaya Inc. All rights reserved. 2 Overview of Contact Center

CONTACT CENTER OVERVIEW

Contact Center Business Overview[1]

- 100% Software and Services
- Software that facilitates the operations of contact centers
- ~12,800 customers
- ~2,775 employees for standalone contact center business
- 60%+ recurring revenue
  - Upgrade advantage
  - Maintenance
  - APCS

FY16 Standalone Contact Center Financial Detail[1]

- ✓ Approx $1.3B revenue
- ✓ 64% gross margin
- ✓ Over $460M adjusted EBITDA
- ✓ 36% EBITDA margin

Contact Center FY16 Revenue


APCS 23%
Product 32%
Mtce 31%
APS 13%

Business Model[1]

- Sell perpetual license software (~75% of product revenue)
- Also sell subscription to new software upgrades called Upgrade Advantage (~25% of product revenue)
- Maintenance attach ~20% of one-time product revenue
- PS attach of ~55% of one-time product revenue
- APCS: managed service to deploy UC and CC software applications in private cloud for customers

Leading Blue Chip Customers



[1] *Source: Avaya Management. Standalone financials based on management's view of bottoms-up cost build for standalone entity.*

AVAYA
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© 2016 Avaya Inc. All rights reserved. 4 Overview of M&A Process

OVERVIEW OF THE M&A PROCESS

34 PARTIES CONTACTED – PROCESS BECAME PUBLIC 20-MAY-2016

Contacted	Attended Management Meeting	Provided Perspective on Value	Provided Written Bid	Bid in Final Round
34 Total Parties	18 Total Parties	11 Total Parties	8 Total Parties	2 Total Parties

AVAYA
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© 2016 Avaya Inc. All rights reserved. 6 CD&R TRANSACTION TERMS PROPOSAL (PER MARKUP AS OF DEC-4) COUNTERPROPOSAL IN DISCUSSION WITH CD&R AND COUNSEL Terms Base Price  $3.9 billion Financing  $2.7 billion debt commitments (~6.5x)¹ subject to further due diligence. — Commitment from three banks of 100%, 50% and 100%, respectively  Equity capital from CD&R fund and unspecified direct co-investor(s).  Marketing period to begin after receipt of required information and satisfaction of certain conditions. Structure  U.S. asset sale (stock sale for tax purposes only); foreign asset and stock sale.  Certain assets/entities in foreign jurisdictions transferred at deferred closing(s).  All intercompany receivables, payables and agreements would be settled /terminated in full prior to closing. Purchase Price Adjustments  Purchase price to be reduced for assumed capital leases ($43 million). Purchase price to be reduced by the amount of assumed (non-U.S.) pension and end of service obligations that are required by law to be transferred ($17.4 million).  Purchase price subject to a one-way downward working capital adjustment with 10% collar; working capital target amount and components subject to further due diligence and negotiation.  Purchase price subject to a one-way downward EBITDA adjustment based on 9/30/16 audited “adjusted” EBITDA vs. 9/30/16 unaudited “reference” EBITDA (which remains to be confirmed) using a 9.35x multiple and subject to a 2% tipping basket/threshold and 10% cap.  Purchase price subject to increase for transferred cash up to a $25 million cap; treatment of excess cash open.  Purchase price not subject to increase for CD&R expense reimbursement. Key R&W and Covenants  Fundamental R&W with respect to organization and authority of Avaya and the transferred entities. Operational R&W with respect to certain financial information (i.e., special purpose unaudited financials, and, at closing, audited financials), title and sufficiency of assets, and intellectual property.  A rep with respect to minimum of $900 million NOLs delivered.  Broad financing cooperation covenants (3 years of audits and extensive unspecified pro forma information).  Remainco non-solicit and non-compete.  Employee and labor matters.  CD&R to potentially acquire or obtain long-term use of the Avaya name. Terms Termination Rights and Remedies  6 month drop dead date without extension for antitrust or CFIUS issues; parties to discuss extension of drop dead date or use of a bond escrow, in each case, at Avaya’s expense.  Mutual termination rights if the difference between 9/30/16 audited “adjusted” EBITDA and 9/30/16 unaudited “reference” EBITDA (which remains to be confirmed) exceeds or is below 10%.  CD&R may terminate if certain bankruptcy process/filing milestones are not achieved (including the approval of CD&R’s deal protections) or a DIP acceleration occurs and, in each case, receive a 3% break-up and expense reimbursement.  CD&R may terminate if certain to-be-specified financial metrics (e.g., bookings, revenue and EBITDA) are not achieved with respect to the (transferred) business or the Remainco business on a monthly basis and receive a 1% break-up fee plus expense reimbursement.  Avaya to deliver a letter of credit for 1.5% plus a to-be-specified amount in respect of expensereimbursement at signing to backstop CD&R’s deal protections until SAPA is approved.  Reverse termination fee of 3% payable by CD&R in the event of a financing failure. Indemnification  No R&W insurance.  Indemnification for breaches of reps and warranties, breaches of pre- and post-closing covenants, retained liabilities (including third party claims with respect to Avaya indebtedness and pensions), legal proceedings relating to the agreement or transactions contemplated by the agreement commenced by Avaya’s stockholders or creditors, conduct of the retained business, certain employee/benefits matters and certain tax matters.  18 month survival for operational representations and pre-closing covenants; 6 year survival for certain specified representations, plus title representations; statute of limitations plus 30 days for tax rep (other than the NOL rep assuming satisfactory completion of remaining due diligence) and tax indemnity.  $250,000 mini-basket (i.e., per claim threshold) applicable to non-”fundamental” rep breach claims only.  0.5% deductible applicable to non-”fundamental” rep breach claims only.  5.0% cap applicable to non-”fundamental” rep breach claims only.  Recoveries net of third party recoveries and adjusted for tax benefits and costs. Key Closing Conditions  Delivery of the audited financials and completion of marketing period. Receipt of requisite antitrust approvals.  A confirmed and effective plan of reorganization acceptable to CD&R.  Correctness of Avaya’s reps and warranties.  Avaya’s compliance with its interim covenants.  No material adverse effect since signing.  Completion of the Avaya internal restructuring.  Certain to-be-specified “mixed-use” contracts having been separated/assigned with counterparty consent.  CD&R having the right to appoint one director for Remainco by written agreement of all Remainco shareholders.  TSA services and related pricing to be revised between signing and closing, specifics TBD. ¹ Excludes revolving credit facility. Private and Confidential

ESTIMATE OF NET ECONOMIC IMPACT TO AVAYA BASED ON CD&R LATEST BID ($ IN MILLIONS)



Agreed-Upon Purchase Price Adjustments (as of Nov-30)
Potentially New Adjustments (since Nov-30)
Assumes no working capital or audited EBITDA and/or Q2 FY2017 Revenue adjustments
Purchase Price Adjustments
Transaction-Related Cash Adjustments
Reversal of Cash Costs that Reduce Debt
$ 3,900
$(42)
$(17)
$(3)
$ 3,838
$(107)
$(40)
$ 4
$ 3,694
$ 42
$ 17
$ 3,754
$(5)
$(13)
$ 3,736
Preliminary estimate for additional of $5-$10mm costs for the biweekly expense reimbursement
Other not quantified potential adjustments:
Any financing fees associated with a commitment period in excess of months or a bond escrow
CD&R's antitrust filing fees and related expenses
Purchase Price
Capital Lease Adjustment
Pension & EOS Obligations Adjustment (Pre-Tax)
Transfer Taxes Adjustment
Net Proceeds
Tax Leakage
Advisor Fees
Pension & EOS Obligation Tax Benefit
Net Cash Yield
Capital Lease Reduction
Pension & EOS Obligations Reduction
Net Economic Impact on RemainCo
Expense Reimbursement[1]
50% of R&W Insurance Cost
Net Economic Impact on RemainCo

Note: All figures and adjustments provided by CD&R, Avaya management, and KPMG. Summary assumptions underlying adjustment amounts: *Capital Lease Adjustment* based on balance of $42mm as of 9/30/16; *Pension and EOS Obligations Adjustment* based on balances as of 9/30/16; *Transfer Taxes Adjustment* based on expected 50/50 split of estimated $5mm Transfer Fee; *Tax Leakage* estimated at $107mm for CC; *Advisor Fees* from Avaya management; *Pension & EOS Obligation Tax Benefit* assumes that all future NewCo tax savings associated with Pension & EOS Obligations are transferred to RemainCo, and for the Net Economic Impact assumes that Avaya Inc could not have realized these savings.

[1] $5mm reflects amount already transferred by Avaya to CD&R; Avaya agreed to bi-weekly expense reimbursement.

AVAYA
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© 2016 Avaya Inc. All rights reserved. 8 EXPECTED M&A TIMELINE TO CLOSE December January February March April Preparation of FY15 – FY16 Audited Financials Marketing Period(+/- 20 business days) Delivery of FY15 and FY16 Audited Financials Preparation of Q1 FY17 and FY16 Reviewed Financials Targeted Signing Date At or Before the 19th Targeted M&A Transaction Closing Illustrative Receipt of Confirmation Order

© 2016 Avaya Inc. All rights reserved. 9 Transition Services Agreement Overview

TSA CONCEPT – UNDERSTANDING THE SEPARATION

- *Transition Service Agreements enable the Separation through temporary support for business continuity*



Pre-Deal Operating Model
Avaya
Avaya Global Services
Global Communication Solutions
CC
Supporting Functions
Supporting Functions
Supporting Functions
Supporting Functions
Day 1 Operating Model (Includes TSAs)
UC Products Segments Overview
AGS
GCS
Day 1 Handoff
Supporting Functions
Supporting Functions
Supporting Functions
Supporting Functions
Management Office
Transition Service Agreements
Contact Center
End State
Unified Communications (UC)
Contact Center (CC)

Key Considerations

- *How does Avaya Inc. "disentangle" shared services?*
- *How does Avaya Inc. address separation costs?*
- *How does Avaya Inc. manage shared relationships with stakeholders?*
- *What TSAs does Unified Communications need to support the business?*
- *How does Networking build the capabilities to exit TSAs as planned?*

AVAYA
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TSA SCHEDULES & CONTRACTS

Duration and Cost

TSA area	Description	2017 ($M)	2018 ($M)	Total ($M)
November Outlook	• Cost estimated based on detailed schedule and resource requirements • Engagement of 17 different functional groups and SMEs across 4 areas • Extensive review cycle with suitors and functional teams • Advisory services engaged for TSA best practices • Day 1 outlook revised to FY17 Q3	40	54	94

Scope

TSA area	Activity Area	# Items	Duration
Product and Maintenance	Product development, Customer support, and Systems access	10	12 Months
Finance	FP&A, Treasury, 3rd party services and IT systems access	5	12 Months
Other: *RE[1], Ops, Mkt. HR, Legal, Sales*	Facilities access, OEFC, Supply Chain, Hiring systems, Tools access	15	12 Months
IT	IT Infrastructure, Applications and Support	25	18+ Months
Total TSA (including IT)		**55**	**12-18 Mos.**

Note:
View as of November
1. Real Estate TSA is dependent on lease end dates

AVAYA

© 2016 Avaya Inc. All rights reserved.

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© 2016 Avaya Inc. All rights reserved. 12 Overview of Interdependencies with RemainCo

CONTACT CENTER CARVE-OUT PERIMETER VIEW

FY16 Revenues

Perimeter Key

- Included in Carve-Out
- CC Portion Included
- To be Licensed

Core Product

Team Engagement
- Avaya Audio, Video, Web Conferencing
- Avaya Communicator Clients – Desktop, Mobile, Web
- Avaya Desktop, Wireless, Video and Multimedia phones
- Avaya Multimedia Messaging
- GSMB (German Small Business)

Customer Engagement
$412mm
- Avaya Contact Center
- Avaya Multichannel (Email, Web, SMS, Social)
- Self Service
- Proactive Outbound
- Avaya Workforce Optimization
- Integrated Reporting
- Context Driven Analytics

Networking
- Fabric Networking
- Top of Rack Switching
- Wireless LAN 9100
- SDN Fx™ Architecture
- Identity Engines
- Pod Fx™ Full Stack Communications

Enablers / Middleware

- Avaya Aura®
- Avaya IP Office™
- CS1K

$6mm
- Avaya Breeze™ Platform
- CC Snap-ins for Breeze™
- Snapp Store Marketplace
- Zang Communications Platform as a Service

Services

Professional Services
$186mm
- Technical Consulting and Advisory Services
- Testing and Optimization Services
- Deployment and Program Management

EP&T Products and Services

Support Services
$405mm
- Support Advantage
- IP Office Support Services

Private Cloud Services
$304mm
- Communications Outsourcing Solutions
- UC/CC, & Data Networking Managed Services

Source: Avaya Management
Note: Revenue figures reflect FY16 revenue. Revenue figures for professional services and support services reflect revenue associated with CC portion only.

AVAYA
© 2016 Avaya Inc. All rights reserved.
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OVERVIEW OF INTERDEPENDENCIES WITH REMAINCO

Products, Services and Intellectual Property

		Avaya (Today)	CC Co (Day 1)	RemainCo (Day 1)
PRODUCTS	Enterprise =	Call Routing = Avaya Aura Call Center Elite +	Will Own	
		IP Telephony = Avaya Aura Communications Manager		Will License to CC Co (for a fee) for Contact Center Solution Enablement
	Midmarket =	Call Routing = Avaya Aura IP Office Contact Center & Avaya Contact Center Select +	Will Own	
		IP Telephony = Avaya IP Office		Will License to CC Co (for a fee) for Contact Center Solution Enablement
	Emerging Technologies	Breeze Application Development Platform	Will Own & Will License to Remain Co	
		Communications Platform as a Service	Will Own & May License to Remain Co	
SERVICES		Avaya Private Cloud Services (APCS)	Will Own APCS Business (UC, CC & Networking)	Will Provide Required UC and Networking Support Under TSA Agreement
		Professional Services (Deploy & Consulting)	Will Own CC-related Services Business	Will Own Non CC-related Services Business
		Emerging Products and Technologies Applications Development Team	Will Own Emerging Technologies Applications Development Team	
IP		CC-specific Patents (~ 350 US Granted and ~250 non-US Patents and Applications)	Will Own & will License Relevant Patents to RemainCo	
		Other Patents Relevant to CC		Will License to CC Co for Contact Center Solution Enablement, Including Those Marked for Sale

= Avaya Call Routing software is currently reliant on Avaya IP Telephony software

AVAYA
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© 2016 Avaya Inc. All rights reserved. 15 Avaya (Today) CC Co (Day 1) Split = Sales Coverage Gaps for Both Companies on Day 1 RemainCo (Day 1) - Accounts- Geographies Mutually Beneficial Arrangements and Cooperative Relationships Will be Put in Place to Ensure Customer Continuity and Opportunity Development, Based on the Following Guiding Principles (and Established in TSA) Both Companies Will Seek to Extract More Value from Services and Maintenance Any Mutual Representation Should Not Distort the Profit Profile of Either Company and Should Not Generate Conflicts or Account / Opportunity Leakage Customers, Partners and Go-To-Market CUS TOM ERS & PAR TNE RS Customer and Partner Contracts Are Currently a Mix of CC Co and RemainCo Elements • Co-mingled Agreements Will be Replicated / Partially Assigned (Majority of Contracts) • CC-specific Contracts Will be Assigned to CC Co (Minority of Contracts) ------------------------------------------------------------------- • Assignments Accomplished Under Terms of Assignment and Notice Provisions • Standard Terms Allow for Assignment of Contracts in Event of Acquisition GO -TO -MA RKE T OVERVIEW OF INTERDEPENDENCIES WITH REMAINCO (CONT’D)